2007 Guidance & Market Outlook Conference Call January 25, 2007

Financial & Market Outlook

Presented by:

Jeffrey T. Gill
President and CEO

T. Scott Hatton
Vice President and Chief Financial Officer

1

Safe Harbor Statement

Each "forward-looking statement" herein is subject to serious risks and should not be relied upon, as detailed in our most recent Form 10-K and Form 10-Q and subsequent SEC filings. *Briefly, we currently believe that such risks also include: cost and availability of raw materials such as steel, components, freight, natural gas or utilities; cost and inefficiencies associated with increasing our manufacturing capacity and launching new programs; stability and predictability of our costs and margins or our customers' forecasts, financial conditions, late payments, low-margin product mix, market shares, changing product requirements or scheduling demands; costs associated with breakdowns or repairs of machinery and equipment; growth beyond our productive capacity, cyclical or other downturns, adverse impacts of new technologies or other competitive pressures which erode our margins; cost, efficiency and yield of our operations including capital investments, working capital, scrap rates, cycle times, injuries, self-insured risks, wages, freight, production schedules, overtime costs, or expediting costs; failure to make strategic acquisitions or to integrate and improve results of acquired businesses or to identify and adequately insure environmental or other risks in due diligence; inventory valuation risks due to obsolescence, shrinkage, theft, price, overstocking or underbilling; changes in government funded or other customer programs; reliance on major customers or suppliers, especially in the automotive sector where bankruptcies (such as Dana Corporation's recent filing) could result in the rejection or modification of our contracts; revised contract prices or estimates of major contract costs; dependence on, recruitment or retention of management or other key employees; union negotiations; pension valuation, health care or other benefit costs; labor relations; strikes; risks of foreign operations; currency exchange rates; costs and supply of debt, equity capital, or insurance due to poor operating or financial results, new business risks, credit ratings, debt covenant violations, contract claims, insurance conditions or regulatory developments; impairments or write-offs of goodwill or fixed assets; changes in licenses, security clearances, or other legal rights to operate, manage our work force or import and export as needed; weaknesses in internal controls; costs of compliance with auditing, regulatory or contractual obligations; regulatory actions or sanctions; disputes or litigation, involving customer, supplier, creditor, stockholder, product liability or environmental claims; war, terrorism or political uncertainty; unanticipated or uninsured disasters, losses or business risks; inaccurate data about markets, customers or business conditions; or unknown risks and uncertainties.*

2

SYPRIS SOLUTIONS

3 ⑀⍽Overview ⑀⍽Market Outlook ⑀⍽Conclusion ⑀⍽Driving Change ⑀⍽2007 Forecast ⑀⍽Summary ⑀⍽Q&A Session Agenda

4 ⑀⍽2006 Overview -Preliminary Results: ●EPS expected to be in line with prior guidance -due to report on February 22 ●Revenue, gross profit and net income are expected to be down year over year >Industrial Group suffered from severe production inefficiencies,equipment downtime, excessive overtime, expedited shipments and unplanned employee turnover >Electronics Group experienced delays in the launch of new programs and lower than expected funding for data systems ●Free cash flow remained strong, with full year expectations in the range of $42 million ●Energy and calibration businesses continued to grow ●In short, it was a challenging and difficult year, but one that could have been much more so had it not been for the hard work and dedication ofmany people Overview

5 ⑀⍽Industrial Group -As expected, production of commercial vehicles are forecast to decline 37% during 2007 (with Class 8 down 46% and Class 5-7 down 26%) ●25% sequential decline in Q1; 28% sequential decline in Q2, withQ2 and Q3 expected to be 45% below prior year periods ●21% sequential increase in Q4 -Production is expected to increase 28% during 2008 (with Class 8up 34% and Class 5-7 up 20%) -Production of trailers is expected to be flat to down 5% during 2007 -Production of sport utility vehicles and light trucks is forecast to be flat during the first half of 2007, to be followed by an increase during the second half of 2007 -The down cycle followed shortly thereafter by a significant upturn will place a premium on planning, execution and responsiveness Market Outlook

6 Market Outlook⑀⍽Industrial Group-Planned actions●Realign the direct workforce to volume changes -shift reductions, day eliminations and planned shutdowns -will assist in retaining critical skills and minimizing inefficiencies●Take older equipment out of service, utilizing highly automated new cells to meet customer demand●Utilize freed up capacity to restructure our existing cost profile by shifting available capacity to Mexico from US plants●Rebuild key manufacturing cells and replenish inventory buffers to prepare for the up cycle●Focus on LEAN initiatives in all areas to refine processes, eliminate waste and improve output per man hour●Continue to recruit and top grade personnel-2007 will clearly be challenging, though it will also present the opportunity to significantly reestablish the competitive profile of the business ahead of 2008

7 ⑀⍽Electronics Group -Aerospace and Defense is expected to show strong double digit growth during 2007, driven by program launches scheduled for the second half -Demand for secure communications products continues to increase -Product line expansions in our Data Systems business are expected to lead to growth in this high value-added segment -Test & Measurement is expected to benefit from the continued growth of calibration services and the award of new multi-year contracts -In summary, the outlook is positive and we are optimistic about the long-term potential Market Outlook

8 ⑀⍽We must act aggressively to take advantage of the 2007 downturn in the commercial vehicle business to drive fundamental change throughout our business -Restructure Business Model ●Realignment of production -LCC output to increase to 43% from 23% ●Commercial rationalization -exit undesirable programs and contracts ●Continuous improvement -drive cycle times, productivity and waste -Consolidate the Supply Chain ●Centralize under Bob Callahan (GE) ●Increased control over indirect spend and strategic sourcing ●Focus on supply base consolidation, inventory reduction and costsynergies ●Spend reduction target of $15.0 million -Business Transformation/ERP ●Corporate Director of Information Technology being recruited to lead process ●Drive common practices, improve information flow, eliminate redundancies and overhead Conclusion

9 -Invest for Growth -Expand Electronics Portfolio ●Development pipeline for secure communications products ●Increase penetration for space and aerospace programs ●Expansion of data systems product line -Intelligence and telemetry ●Support continued expansion of calibration ⑀⍽The cost of many of these projects will have a negative impact on the company’s short-term financial results, but can be funded by operating cash flows ⑀⍽The potential returns are significant, and when combined with the effects of the expected expansion of shipments in both our Industrial and Electronics groups later in the year, the impact on margins and income are forecast to be material ⑀⍽The time to act is now Conclusion

Industrial Group Restructuring / LEAN

Scope/Timeline



2007
2008
2009
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Phase 1
Phase 2
Phase 3
Phase 4

- 4-Phased approach covering 33 months (Q2'07 – Q4'09)
- Transition SIG to CoE model – standardize component mfg.
- Reconfigures mfg. flow (LEAN); Rebuilds key equipment
- Maximizes 50-60% LCC wage advantage; reduces logistics
- Aligns with customers' strategic intent
- Delivers significant benefits to Sypris & customers

Economics

Savings (@ completion)	$17M
Costs	$21M
Payback	2.5 yrs

Transformation

	'06 Est.	'09 YE*	Δ
% LCC Sales	23%	43%	20 pts.
Sales / Sq. Ft.	$208	$337	62%
GM%	5%	9%	4 pts.

$17M Annualized Savings by YE '09

* '09 YE Run Rate

10

SYPRIS SOLUTIONS

11 Supply Chain / Business TransformationFocusFocus⑀⍽Design Common Processes⑀⍽Leverage Digital/Integrated Tools⑀⍽Automate w/ Common System ⑀⍽Clear Roles / Responsibilities⑀⍽Line-of-Site Metrics CorporateMulti-Plant / Multi BusinessSite-SpecificOperationalizeAutomate / IntegrateStandardize / DesignActionsActions⑀⍽Reduce Transactional Costs⑀⍽Transition to Commodity Mgmt⑀⍽Accelerate Implementations ⑀⍽Leverage Volume Spend⑀⍽Standardize Buying Specs/Data⑀⍽Implement Standard SIOP Process20072009$15M in Cost Savings & $10M Working Capital Reductions over 3 Years$15M in Cost Savings & $10M Working Capital Reductions over 3 Years

Industrial Growth / Commercial Realignment

- Truck Market Rebounds
  - 2008 rebounds 28%
  - 2009 up 20%
- Commercial Realignment
  - Contract expiration / realignment opportunities
  - Rationalize product lines, exiting low value add products
  - Launch new programs, adding higher value added products and customers
- Strong Energy Market Growth



2006 – 2009 Revenue
365
255
105
(50)
45
5
360
Rationalization + / - nets significant profit improvement
2006 E
2007 E
Truck Mkt '08/'09
Product Rational-ization
Product Adds
Energy
2009 E
Commercial Realignment

20% '08/'09 Growth Combined w/ Restructuring Delivers 12-13% GM By '09 YE*

* '09 YE Run Rate

12

SYPRIS SOLUTIONS

Electronics Group Growth

- Broader Offering in Secured Communications
  - New classified military product to ramp to full production in Q2'07 … $20M / yr
  - New generation encryption product to launch in Q3'07 … $20M / yr
  - R&D investment to provide new product to serve unmet customer needs … $5M / yr
- A&D New Products / New Markets
  - Intelligence Receivers … $15M+ growth opportunity
  - Turnkey Space … increases our content 4X
- Calibration Growth
  - Multi-year and On-site contracts
  - International growth through customer base


2006 – 2009 Revenue
133
45
15
10
8
211
2006 E
Secure Comm. Prods
Recorder / Receiver
Space Turnkey
Calibration
2009 E
A&D New Products / Markets

Investing for 15+% Annual Growth

13

SYPRIS SOLUTIONS

Cash Flow Generation

	2H'05 – 2006 Focus & Attention		2007 + Process Enhancements
	Q2'05	Q4'06E	2007E – 2009E
Working Capital	$124	$72 - $74	$60 - $80
Turns	3.9	6.8 - 7.0	8-10
	▪ Weekly reviews by site, account		▪ Process metrics/tools imbedded
Receivables	▪ Past due monitoring / credit mgmt ▪ Progress Billing		▪ Proactive credit risk assessment & mgmt ▪ Billing timeliness ▪ Progress billing on new orders
Inventory	▪ Lead time and buffer reductions ▪ Reduce contingency		▪ Automated process/tools for inventory targeting ▪ LEAN implementation
Payables	▪ Terms: from inconsistent to 45/60		▪ Manage variation to 60 day target ▪ B2B matching, settlement, & financing tools
Capex	▪ Complete capacity build for industry cycle		▪ Facilitized for industry peak ▪ Restructuring / LEAN focus

Focus Evolving to Process and Tools

14

SYPRIS SOLUTIONS

15 2007 Forecast

Class 5-8 Truck Market Forecast


North America Commercial Vehicle
Heavy-Duty (Class 8)
2004
262,000
2005
341,000
2006
380,000
2007 F
207,000
2008 F
278,000
54
63
70
75
81
90
88
82
92
91
100
97
67
45
44
51
62
73
65
78
2004
2005
2006
2007 F
2008 F

- 2007 heavy duty production down 46%
- 2008 rebounds 34%


North America Commercial Vehicle
Medium-Duty (Class 5-7)
2004
233,000
2005
250,000
2006
267,000
2007 F
198,000
2008 F
238,000
59
61
55
58
65
65
60
60
68
67
67
65
54
42
45
57
61
65
55
57
2004
2005
2006
2007 F
2008 F

- Medium duty off 26% in 2007
- 2008 bounces back 20%

Source: ACT Production / Build Tables

16

SYPRIS SOLUTIONS

TY 2007 Earnings Guidance

($M, except EPS)



Revenue
$498-$500
$410-$420
2006E
2007E



EPS
($0.07)-($0.08)
($0.40)-($0.45)
2006E
2007E



Free Cash Flow
$41-$43
$15-$20
2006E
2007E

Revenue down 17%

- 29% decline in Industrial driven by Commercial Truck cycle
- 23% growth in Electronics Group driven by a strength in secured communication, products, calibration demand and data recorders

PBT down $10M

- ($19M) volume loss – Truck decline offset partially by strong Electronics growth
- $18M productivity – minimize premium operating costs; material/mfg yield improvements; sourcing initiatives
- ($2M) SIG restructuring expense
- Customer pricing $8M; Inflation ($6M)
- Investing for growth – R&D/Selling ($4M)
- Increased G&A ($4M) and financing charge ($1M)

Strong cash flow despite EPS loss

- $30-$35M of Cash from Operating Activities
- $10M in Working Capital reduction
- $15M in CapEx (3.5% of Revenue)

17

SYPRIS SOLUTIONS

TY 2007 Segment View

Industrial

Sales V%

(29%)

- **Industrial Market declining to flat, except Energy market**
  - Commercial Vehicle market cycling down before '08 rebound
  - Heavy Duty down 40%; Light Duty down 10%; Trailers – 0%
  - Energy market demand strong for Engineered Products – up 3-4%
- **Restructure operations and address portfolio profitability**
  - Launch operational restructuring to implement CoEs; improve rev/sq ft by 62%
  - Focused commercial efforts in pricing and portfolio reshaping

GM%

4.1%

A & D

Sales V%

32%

- **Planned growth of 32% in revenue … strong 2H driven by NPI**
  - Strong demand in secured communications market
  - Full production on 2 security product programs in Q2/Q3
  - M800 / Silver Phoenix growth in International markets
- **Increased investment to meet growth demands**
  - Doubling R&D to fund customer-driven products
  - Investment to develop commercial alliances and enter Intel Receiver market

GM%

16.7%

T & M

Sales V%

5%

- **6% growth in Calibration / Product Test**
  - Booked $12M in multi-year Calibration business during Q4'06
  - Expanding to international markets with partners/domestic customers
- **Driving for improved margins**
  - Right-sized Component Screening business in Q4'06
  - Calibration network efficiency

GM%

25.4%

18

SYPRIS SOLUTIONS

Q1 2007 Earnings Guidance

($M, except EPS)


Revenue
$130
$98 - $102
2006E
2007E


EPS
$0.05
($0.13)-($0.15)
2006E
2007E


Free Cash Flow
$3
$0-$3
2006E
2007E

Revenue down 23%

- 24% decline in Industrial driven by Commercial Truck cycle
- 21% decline in Electronics driven by absence of next generation of a single secured communications program … certification scheduled in Q2

PBT down $6M

- ($4M) volume loss driven by Electronics and Industrial declines
- Customer pricing $2M; Cost inflation ($1M)
- Investing for growth – R&D/Selling ($1M)
- G&A increase ($1M)
- Non-recurring financing charge ($1M)

Cash flow flat versus '06

- $4-7M of Cash from Operating Activities
- Capex at 4% of Revenue

19

SYPRIS SOLUTIONS

20 Summary⑀⍽Despite a challenging year ahead, 2007 is expected to be a pivotalyear where game-changing effortstake hold and drive a lastingand profitableimpact⑀⍽$11M in investments are being made in 2007 to deliver on multi-year programs:-SIG Restructuring Program$17M annualized savings-Supply Chain/Business Transformation$15M in savings over 3 years-SIG Commercial Re-alignment/Market rebound3-4 pts. expansion of GM%-Investing for Electronics Growth15% Revenue CAGR-Maximizing Cash Flow8-10 working capital turnsSypris is Transforming its Operating and Financial ModelSypris is Transforming its Operating and Financial Model